                                                                   Exhibit 4.1.1

                             [CERTIFICATE OF STOCK]

COMMON                                                                COMMON
                                INFOTOPIA, INC.
NUMBER                                                                SHARES
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
1

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 456806 10 8

This Certifies that


is the record holder of


     FULLY PAID NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE OF
                              CERTIFICATE OF STOCK
INFOTOPIA, INC. transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                            [INFOTOPIA, INC.
                                    CORPORATE
                                      SEAL
                                      1998
/s/ Marek A. Lozowicki               NEVADA            /s/ Ernest Zavoral
                                       *]
          SECRETARY                                                   PRESIDENT


Countersigned and Registered:
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
          (Jersey City, NJ)               Transfer Agent
                                          and Registrar


By                             Authorized Officer
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common   UNIF GIFT MIN ACT - ________ Custodian _______
                                                       (Cust)            (Minor)
 TEN ENT - as tenants by the
               entireties                          under Uniform Gifts to Minors
                                                   Act _________________________
 JT TEN  - as joint tenants with                              (State)
           right of survivorship
           and not as tenants
           in common

    Additional abbreviations may also be used though not in the above list.



For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|                                    |
|____________________________________|__________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________



________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Company with full power of substitution in the premises.

Dated _________________________



               _________________________________________________________________
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                       NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


______________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.